UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 ------------


                         July 23, 2004 (July 22, 2004)
    -----------------------------------------------------------------------
               Date of Report (Date of earliest event reported)


                                 Revlon, Inc.
    -----------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


          Delaware             1-11178                    13-3662955
   -------------------- ------------------------ -------------------------
    (State or Other       (Commission File No.)       (I.R.S. Employer
    Jurisdiction of                                    Identification
    Incorporation)                                     No.)


            237 Park Avenue
           New York, New York                           10017
   -----------------------------------    ---------------------------------
         (Address of Principal                        (Zip Code)
         Executive Offices)


                                (212) 527-4000
    -----------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                     None
    -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

         On July 22, 2004, Revlon, Inc. ("Revlon") and Revlon Consumer Products Corporation ("RCPC"), a wholly owned subsidiary of Revlon (together, the "Company"), issued a joint press release announcing, in connection with the Company's previously announced debt refinancing, the consummation of the Company's tender offer for any and all of RCPC's 12% Senior Secured Notes due 2005 (the "12% Notes"), which expired at 5:00 pm on July 21, 2004. The Company indicated that a total of approximately $299 million aggregate principal amount of the 12% Notes were repurchased in connection with the tender offer, including RCPC's repurchase on July 22, 2004 of approximately $0.4 million aggregate principal amount of the 12% Notes, the amount of such notes tendered following the July 9, 2004 initial settlement through expiration of the tender offer.

         In connection with the expiration of the tender offer, the Company also announced that on August 23, 2004, RCPC will redeem all of the $64.5 million aggregate principal amount of its 12% Notes (CUSIP No. 761519AT4) that remain outstanding following the July 21, 2004 expiration of the tender offer at a redemption price calculated in accordance with the indenture governing the 12% Notes and as set forth in the notice of redemption dated July 22, 2004, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

         The above transactions and related matters are further described in the press release dated July 22, 2004, a copy of which is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

         In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibits, is furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  REVLON, INC.


                                                  By: /s/ Robert K. Kretzman
                                                      ------------------------
                                                  Robert K. Kretzman
                                                  Executive Vice President,
                                                  General Counsel and Chief
                                                  Legal Officer


Date: July 23, 2004

                                 EXHIBIT INDEX

  Exhibit No.         Description
  -----------         -----------

     99.1             Press Release dated July 22, 2004.

     99.2 Notice of Redemption dated July 22, 2004 (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on July 23, 2004).